BLACKROCK FUNDSSM

BlackRock Global Long/Short Credit Fund

(the “Fund”)

Supplement dated December 1, 2017 to the Summary Prospectuses and the Prospectuses of the Fund, each dated November 28, 2017

On July 24, 2017, Michael Phelps announced his plans to step down as the Head of European Fundamental Credit and to leave BlackRock, Inc. on December 31, 2017. Effective January 1, 2018, Michael Phelps will no longer serve as a portfolio manager of the Fund.

Accordingly, effective until January 1, 2018, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus entitled “Portfolio Managers” and the section of each Prospectus entitled “Fund Overview — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Phelps	2011	Managing Director of BlackRock, Inc.
Joshua Tarnow	2011	Managing Director of BlackRock, Inc.
Jose Aguilar	2017	Managing Director of BlackRock, Inc.
Stephen Gough	2017	Director of BlackRock, Inc.
Carly Wilson	2017	Director of BlackRock, Inc.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Michael Phelps, Joshua Tarnow, Jose Aguilar, Stephen Gough and Carly Wilson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michael Phelps	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2009; Senior Partner at R3 Capital Partners from 2008 to 2009; Managing Director at Lehman Brothers from 2006 to 2008.
Joshua Tarnow	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2009; Senior Partner at R3 Capital Partners from 2008 to 2009; Managing Director at Lehman Brothers from 2006 to 2008.
Jose Aguilar	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2013 to 2016; Vice President of BlackRock, Inc. from 2011 to 2013; Associate at BlackRock, Inc. from 2009 to 2011; Associate at R3 Capital Partners from 2008 to 2009.
Stephen Gough	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2014; Portfolio Manager at Goldentree Asset Management from 2013 to 2014; Analyst at Claren Road Asset Management from 2007 to 2013; Director at UBS from 2006 to 2007; Portfolio Manager at Standard Bank from 2004 to 2005.
Carly Wilson	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate at BlackRock, Inc. from 2009 to 2010; Associate at R3 Capital Partners from 2008 to 2009; Associate at Lehman Brothers from 2004 to 2008.

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Shareholders should retain this Supplement for future reference.

ALLPR-GLSC-1217SUP

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